Variable Annuities Issued by Minnesota Life

Supplement dated April 6, 2020, to the following Prospectuses dated May 1, 2019:

•  MultiOption® Guide Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Advantage Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

This Rate Sheet Prospectus Supplement ("Rate Sheet Prospectus Supplement" or "supplement") should be read and retained with the current variable annuity prospectus.

We are issuing this supplement to provide the current Enhancement Rate, Continuation Factor, and Annual Income Percentages that we are offering. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be accompanied by, and used in conjunction with, the current variable annuity prospectus. If you would like another copy of the current prospectus, please call us at (800) 362-3141. The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission's website (www.sec.gov) by searching File Nos. 333-182763, 333-140230, 333-212515, and 333-189593.

The rates below apply for applications signed on or after April 20, 2020.

The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 business days' prior notice. If we file a new supplement, the terms of this supplement will be superseded by the terms of the new supplement. Please work with your financial representative or contact us at (800) 362-3141 to confirm the current rates.

MyPathTM Core Flex
Lifetime Income Optional Benefit

Enhancement Rate
6.0% of Enhancement Base

Annual Income Percentage (%)

Ages	Single	Joint*
Through age 64	2.75%	2.25%
65 - 74	4.00%	3.50%
75 - 79	4.25%	3.75%
80+	4.75%	4.25%

MyPathTM Ascend 2.0
Lifetime Income Optional Benefit

Enhancement Rate
7.0% of Enhancement Base
MyPath Ascend 2.0 Joint 50 Continuation Factor
50%

Annual Income Percentage (%)

Ages	Single	Joint*	Joint 50*
Through age 64	2.65%	2.25%	3.00%
65 - 74	4.00%	3.50%	4.65%
75 - 79	4.25%	3.75%	5.00%
80+	4.65%	4.25%	5.50%

F94703 03-2020

MyPathTM Value
Lifetime Income Optional Benefit

Annual Income Percentage (%)

Ages	Single	Joint*
All ages	4.10%	3.85%

* Joint life annual income percentage is based upon the youngest designated life at the time of the first withdrawal.

Please note: In order for you to receive the Enhancement Rate and Annual Income Percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 14 calendar days of signing and the contract must be funded within 60 calendar days of signing. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the contract, additional paperwork may be required to issue the contract with the applicable rates in effect at that time.

Please read this supplement carefully and retain it for future reference.